UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

April 16, 2026

Date of Report (Date of earliest event reported)

ETON PHARMACEUTICALS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-38738	37-1858472
(State of	(Commission	(I.R.S. Employer
incorporation)	File Number)	Identification Number)

21925 W. Field Parkway, Suite 235
Deer Park, Illinois 60010-7278
(Address of principal executive offices) (Zip code)

(847) 787-7361
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	ETON	NASDAQ Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 16, 2026, Eton Pharmaceuticals, Inc. (the “Company”) issued a press release announcing the appointment of Judith Matthews as Executive Vice President, Accounting and Finance. Ms. Matthews will assume the role of Chief Financial Officer effective June 1, 2026.

Ms. Matthews will succeed James Gruber and will serve as Chief Financial Officer, Corporate Secretary and Treasurer of the Company effective June 1, 2026. Mr. Gruber will remain in his role with the Company through May 31, 2026 and will subsequently enter into a six-month consulting agreement with the Company.

The selection of Ms. Matthews as Chief Financial Officer was not pursuant to any arrangement or understanding with respect to any other person. There are no family relationships between Ms. Matthews and any director or executive officer of the Company, and there are no transactions between Ms. Matthews and the Company that would be required to be reported under Item 404(a) of Regulation S-K.

Ms. Matthews' compensation package includes an annual base salary of $440,000 and an annual discretionary incentive bonus at a total annual target amount of 45% of base salary, based on the achievement of corporate and/or individual performance targets to be determined and approved by the Board of Directors. As an inducement to her, Ms. Matthews was granted a one-time option under the Company’s equity incentive plan to purchase 37,000 shares of common stock of the Company, vesting in equal annual installments over a period of four years. Ms. Matthews will also be eligible to participate in the benefit plans provided to the Company’s executive officers generally, as well as other benefits that are commonly found in executive employment agreements.

Item 7.01 Regulation FD Disclosure.

On April 16, 2026, the Company issued a press release announcing the appointment of Ms. Matthews, a copy of which is attached hereto as Exhibit 99.1.

The information in this Item 7.01, including Exhibit 99.1, is being furnished and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section and shall not be deemed to be incorporated by reference into any registration statement or other document filed pursuant to the Securities Act of 1933, as amended, regardless of any general incorporation language in such filing, except as shall be expressly set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits.

Exhibit No.	Description

Exhibit 99.1	Press Release dated April 16, 2026
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 16, 2026	By:	/s/ James R. Gruber
James R. Gruber
Chief Financial Officer and Secretary
(Principal Financial Officer)

4